Exhibit 10.6

Shareholder Voting Rights Entrustment Agreement

This Shareholder Voting Rights Entrustment Agreement (hereinafter referred to as the “Agreement”) is signed among following Parties on July 30, 2019 in Beijing, the People’s Republic of China (the “PRC”).

Party A：

Genetron (Tianjin) Co., Ltd., a limited liability company, organized and existing under the PRC laws, with its address at Room 113 (Deqing (Tianjin) Business Secretary Co., Ltd. No. 0720), Guotai Building No. 2, East of Yingbin Avenue, Tianjin Pilot Free Trade Zone (Central Business District), China.

Party B:	Wang Sizhen, a Chinese citizen with Chinese Identification No.: [ ]; and

Wei Shuyan, a Chinese citizen with Chinese Identification No.: [ ]; and

Wang Xiaoge, a Chinese citizen with Chinese Identification No.: [ ]; and

Beijing Genetron Junmeng Investment Management Center (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at Room 202, 2nd Floor, Building 10, Zone No.1, Courtyard No.8, Life Park Road, Zhongguancun Life Science Park, Huilongguan Town, Changping District, Beijing, China (the “Genetron Junmeng”); and

Zhuhai Genetron Junhe Investment Management Center (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at Room 105 -36710 (Centralized Office), No. 6, Baohua Road, Hengqin New District, Zhuhai, China (the “Genetron Junhe”); and

Beijing Genetron Junlian Investment Management Center (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at Room 203, 2nd Floor, Building 10, Zone No.1, Courtyard No.8, Life Park Road, Zhongguancun Life Science Park, Huilongguan Town, Changping District, Beijing, China (the “Genetron Junlian”); and

Shenzhen Jiadao Gongcheng Equity Investment Fund (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at Room 201(in Shenzhen Qianhai Secretary Business Service Co., Ltd.), Building A, No.1, Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (the “Jiadao Gongcheng”); and

Shenzhen Haixia Life Science Investment Partnership (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at Room 201(in Shenzhen Qianhai Business Secretary Co., Ltd.), Building A, No.1, Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen, China (the “Haixia Fund”); and

Yueyin (Tianjin) Asset Management Center (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at 1-103-6, Chuangzhi Building, No. 482, Anime Middle Road, Tianjin Eco-city (the “Yueyin Tianjin”); and

Gongqingcheng Sharing Houde Guoqian Innovative Investment Management Partnership (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at 405-141, Gongqingcheng Private Equity Fund Park, Jiujiang City, Jiangxi Province, China (the “Gongqingcheng Sharing”); and

Yi Kang (Ningbo) Medical Investment Management Co., Ltd., a limited liability company, organized and existing under the PRC laws, with its address at Room 6038, Building 2, No. 406, Xinqijingang Road, Beilun District, Ningbo City, Zhejiang, China (the “Yikang Ningbo”); and

Suzhou Sharing High-Tech Medical Industry Venture Capital Investment Enterprise (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at No. 37, Keling Road, Science and Technology City, Suzhou High-tech District, Suzhou City, Jiangsu Province (the “Suzhou Sharing”); and

Shanghai Yuanxing Yinshi Equity Investment Partnership (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at Room 1111, No. 3255, Zhoujiazui Road, Yangpu District, Shanghai (the “Yuanxing Yinshi”); and

Zhuhai Jinchang Junyu Management Consulting Center (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at Room 105-53163(centralized office area), No. 6, Baohua Road, Hengqin New District, Zhuhai City (the “Zhuhai Jinchang”); and

Shenzhen Shenshang Xingye Venture Capital Fund Partnership (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at A401-F03, No.3 Building, Longgang Tian’an Digital Innovation Park, Longcheng Street, Longgang District, Shenzhen City (the “Shenshang Xingye”); and

Shenzhen Chuanjiabao Venture Capital Fund Enterprise (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at Room 201(in Shenzhen Qianhai Business Secretary Co., Ltd.), Building A, No.1, Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen City, China (the “Chuanjiabao”); and

Yueyin Xinxin (Tianjin) Asset Management Center (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at 1-107-20, Chuangzhi Building, No. 482, Anime Middle Road, Tianjin Eco-City, Tianjin (the “Yueyin Xinxin”); and

Zhuhai Hengqin Kunming Phase II Venture Capital Center (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at Room 105-10089, No. 6, Baohua Road, Hengqin New District, Zhuhai (the “Hengqin Kunming”); and

Shenzhen Sharing Precision Medical Investment Partnership (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at 701, Building A, Block 4, Software Industry Base, Haitian 1st Road, Yuehai Street, Nanshan District, Shenzhen (the “Shenzhen Sharing”); and

Zhongsen Lvjian International Technology Co., Ltd., a joint stock company organized and existing under the PRC laws, with its address at 5D2-B, Building 2, No.1 Courtyard, Naoshikou Street, Xicheng District, Beijing (the “Zhongsen Lvjian”); and

Ningbo Meishan Bonded Port Area Xianggong Investment Partnership (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at G1300, Area A, Room 401, Building 1, No. 88, Meishan Qixing Road, Beilun District, Ningbo City, Zhejiang Province, China (the “Xianggong Investment”); and

Guangxi Yueyin Dade Investment Management Partnership (Limited Partnership), a limited partnership organized and existing under the PRC laws, with its address at Room A223, Public Service Center, No. 1 Zhongma Street, Zhongma Qinzhou Industrial Park, Qinzhou City, Guangxi, China (the “Guangxi Yueyin”, together with other Party B, except Wang Sizhen, Wei Shuyan, Wang Xiaoge, Genetron Junhe, Genetron Junlian, Genetron Junmeng, collectively referred to as “Investor Party B”).

Party C:

Genetron Health (Beijing) Co., Ltd., a limited liability company organized and existing under the laws of PRC, with its address at Room 201, 2nd Floor, Building 11, Zone No.1, Courtyard No.8, Life Park Road, Zhongguancun Life Science Park, Huilongguan Town, Changping District, Beijing, China.

Whereas:

1.	Party B is the current shareholder of Party C. By the signing date of this Agreement, Party B held all of Party C’s equity (hereinafter referred to as “Party C’s Equity Interest”);

2.

Party A is 100% held by Genetron Health (Hong Kong) Company Limited (a company registered under the laws of Hong Kong) (the “Hong Kong Company”), and the Hong Kong Company is 100% held by Genetron Holdings Limited (a company registered under the laws of the Cayman Islands) (the “Cayman Company”).

3.

The Parties hereunder signed an Exclusive Option Agreement (hereinafter referred to as the “Exclusive Option Agreement”) on July 30, 2019. To the extent permitted by the PRC laws and corresponding requirements, if Party A makes a purchase request based on its independent judgment: (a) Party B shall transfer Party C’s Equity Interest that it holds to Party A, and/or its designee (hereinafter referred to as the “Designee”, who needs to be the Cayman Company or a subsidiary that is directly or indirectly wholly controlled by it) in whole or in part according to its requirements; (b) Party C shall transfer all or part of its assets to Party A and/or the Designee according to its requirements.

4.

The Parties to this Agreement entered into an Equity Interest Pledge Agreement (hereinafter referred to as the “Equity Pledge Agreement”) on July 30, 2019. Thus, Party B pledges all of the Equity Interest it holds in Party C (Party C’s Equity Interest) to Party A as pledge guarantee for the Contract Obligations and Secured Indebtedness thereunder.

5.

Party A and Party C entered into an Exclusive Business Cooperation Agreement (including revisions from time to time, hereinafter referred to as the “Business Cooperation Agreement”) on July 2, 2019. Party A shall provide Party C with related exclusive technical services, technical consultations and other services based on the Business Cooperation Agreement.

6.

To guarantee and protect the performance of the Business Cooperation Agreement and Party A’s lawful rights and interests, the Parties intend to sign this Agreement on matters such as Party B’s entrusted shareholder voting rights to Party A. Party B intends to authorize the individual or entity designated by Party A as its proxy to exercise its rights (defined as below) in Party C, while Party A intends to accept such arrangement.

The Parties agree as follows after friendly negotiation:

1.	Proxy Rights

1.1

Party B severally and not jointly, unconditionally and irrevocably undertakes to sign the Power of Attorney (hereinafter referred to as the “Power of Attorney”) with the same content and format as shown in Appendix I of this Agreement after signing this Agreement, and authorize Party A or Party A’s director of its overseas parent holding company and liquidator or other successor performing such director’s duties as agent (hereinafter referred to as the “Trustee”) according to Party A’s instructions to exercise all of its rights as Party C’s shareholder and rights representing Party B in exercising all shareholders’ rights in all matters of Party C according to Party C’s current articles of association, joint venture contract, Transaction Documents(as defined in the “Equity Pledge Agreement”), and applicable laws and regulations. Such shareholder’s rights (hereinafter referred to as “Proxy Rights”) shall include but not limited to:

1）

Exercising all of Party B’s shareholder’s rights, voting rights, as the shareholder of Party C, under the PRC laws (including all laws, rules, regulations, notices, interpretations or other binding documents promulgated by any central or regional legislative, administrative or judicial departments before or after signing this Agreement, which are hereinafter referred to as the “PRC laws”) and Transaction Documents(as defined in the Equity Pledge Agreement)

and Party C’s articles of association and joint venture contract (including any other shareholders’ voting rights specified after the articles of association and joint venture contract are revised), including but not limited to rights to share dividends, sell or transfer or pledge Party C’s Equity Interest in part or in whole;

2）

According to particular clauses of election of the legal representative in Party C’s articles of association and joint venture contract, acting as Party C’s legal representative, or Chairman of the Board of Directors, director, manager and/or designate, appoint or replace Party C’s legal representative (Chairman of the Board of Directors), director, supervisor, CEO (or manager) and other senior managers on behalf of Party B; when the actions of the directors, supervisors or senior managers of Party C damage the interests of Party C or its shareholders, filing a lawsuit or taking other legal acts against them.

3）

Signing documents to exercise shareholder rights related to Party C’s Equity Interest(but not including signing Transaction Documents(as define in the Equity Pledge Agreement) or any revision thereof) and documents archived in the relevant company registry.

4）	Exercising voting rights at the time of Party C’s bankruptcy, liquidation, dissolution or termination on behalf of Party C’s registered shareholders;

5）	Exercising the rights to allocate Party C’s residual assets after Party C’s bankruptcy, liquidation, dissolution or termination;

6）	Deciding matters relating to the submission and registration of documents regarding Party C to and with government agencies; and

7）

Lawfully exercising all of the shareholder’s rights regarding disposition of Party C’s assets, including but not limited to the rights to manage businesses about its assets, obtain its incomes and acquire its assets.

1.2

Without limiting generality of the power granted hereunder, Party A shall own the power and authorities hereunder, sign the share transfer contract (to which Party B must be a party) agreed and defined in the Exclusive Option Agreement on behalf of Party B, and perform the Equity Pledge Agreement and the Exclusive Option Agreement which were signed on the same day this Agreement was signed and to which Party B is also a party.

1.3

Party B as a shareholder of Party C shall not abuse its shareholder rights to the detriment of Party C’s interests. If Party B abuses the rights of shareholders, Party A has the right to exercise the Purchase Right under the Exclusive Option Agreement.

1.4

Party B hereby specially undertakes that in case of Party C’s bankruptcy, liquidation, dissolution or termination, all assets obtained by Party B after such bankruptcy, liquidation, dissolution or termination, including Party C’s Equity Interest, shall be transferred to Party A for free or at the minimum prices to the extent permitted by the current PRC laws, or the current liquidator shall sell all of Party C’s assets including the Equity Interest for the purpose of protecting interests of Party A’s direct or indirect shareholders and/or the creditor’s interests.

1.5

Party B agrees that Party A shall have rights to transfer the proxy rights to a third party at its discretion with respect to the matters under Article 1.1. The trustee and/or Party A shall exercise the proxy rights as if Party B is exercising its shareholder’s rights personally. The proxy rights shall be granted and entrusted on the premise that the trustee is a member of Party A’s Board of Directors, or a Chinese citizen designated by the Board of Directors through negotiation, and that Party B agrees to such authorization and consignment. When Party A notifies Party B in writing of replacing the trustee, Party B shall immediately agree that the other entity or Chinese citizen appointed by Party A may exercise such proxy rights, and sign the Power of Attorney with the content and format as shown in Appendix I of this Agreement. The new power of attorney shall supersede the original one once it is executed. Besides, Party B shall notify related personnel through a notice or other forms of announcement to announce or specify that the original Power of Attorney has been nullified. In addition, Party B shall not revoke the consignment and authorization for the trustee and/or Party A.

1.6

Subject to other terms of this Agreement (including but not limited to Article 12.1 and 12.2), Party B shall confirm and acknowledge all legal consequences resulting from the trustee’s and/or Party A’s exercising of above proxy rights, and undertake corresponding legal responsibilities.

1.7

All of the trustee’s and/or Party A’s behaviors related to Party C’s Equity Interest and/or exercising of the proxy rights shall be deemed as Party B’s own behaviors. And all documents(but not including Transaction Documents(as define in the Equity Pledge Agreement) or any revision thereof) signed by the trustee and/or Party A shall be assumed to have been signed by Party B. The trustee and/or Party A may act in their discretion without Party B’s prior consent. Party B hereby specially acknowledge and approves the trustee’s and/or Party A’s such behaviors and/or documents.

1.8

Within the term of this Agreement, Party B agrees and confirms, without the prior written consent of Party A, shall not to personally perform all its shareholder rights related to Party C’s Equity Interest which have been granted to Party A and/or the trustee.

1.9

In case that Party B is subject to death, incapacity, marriage, divorce, bankruptcy, liquidation, dissolution, or other circumstances which might impact its holding of Party C’s Equity Interest, Party B’s successor(including spouse, children, parents, siblings, grandparents) or current shareholder of Party C’s Equity Interest or the assignee shall be deemed as a party to this Agreement and inherit/bear all of the Party B’s rights and obligations under this Agreement.

2.	Right to know

2.1

To exercise the proxy rights hereunder, Party A and/or the trustee shall have rights to obtain Party C’s relevant information (including Party C’s operations, businesses, customers, financial affairs and employees) and review relevant materials of Party C, while Party C shall be cooperative to help them acquire such information.

3.	Exercise of the Proxy Rights

3.1

Party B shall fully assist the trustee and/or Party A in exercising the proxy rights, including promptly signing related legal documents when necessary (e.g. for the purpose of meeting requirements of documents which must be submitted for examination, approval, registration and archiving by government agencies, laws, rules, regulations, normative documents, corporate articles of association, joint venture contract, commands or orders of other government agencies), including but not limited to the Power of Attorney which specifies the scope of authorization (if stipulated by relevant laws, rules, regulations, articles of association, joint venture contract, or other normative documents).

3.2

Party B irrevocably agrees that when Party A makes a written request to exercise the proxy rights, Party B shall take actions to satisfy Party A’s requests to exercise such rights in accordance with Party A’s written request within three (3) days upon receiving the request.

3.3

Should the proxy rights hereunder cannot be authorized or exercised for any reason (other than Party B’s or Party C’s breach of this Agreement) at any time within the term of this Agreement, all Parties shall immediately seek an alternative plan the content of which is the consistent to this Agreement. If necessary, a supplemental agreement shall be signed to modify or revise terms of this Agreement, in order to continue realizing the purposes of this Agreement.

4.	Disclaimer and Indemnification

4.1

The Parties of this Agreement confirm that in any case, Party A shall not be required to undertake any responsibility, make any economic or other compensations to any third party for its or its designated trustee’s exercise of the proxy rights hereunder.

4.2

Subject to other terms of this Agreement (including but not limited to Article 12.1 and Article 12.2), Party B(but not including Investor Party B) and Party C agree to indemnify Party A from all actual or potential losses and damages for its or its designated trustee’s exercise of the proxy rights, including but not limited to the losses arising from a third party’s lawsuits, recovery, arbitrations or claims or government authorities’ administrative surveys or punishments. However, Party A shall not be indemnified from the losses resulting from Party A’s and/or the trustee’s deliberate or gross negligence.

5.	Representations and Warranties

5.1	Party B hereby severally and not jointly represents and warrants as follows:

5.1.1	Party B has completed and independent legal status and capacity. Besides, Party B has been legitimately authorized to sign, deliver and perform this Agreement as an independent subject of litigations.

5.1.2

Party B possesses the full power and authorities to sign and deliver this Agreement and all other documents related to transactions hereunder. Party B also possesses the full power and authorities to complete such transactions. This Agreement shall be legitimately and appropriately signed and delivered. It shall constitute legitimate and binding obligations, which shall be compulsorily fulfilled according to this Agreement.

5.1.3

Party B is Party C’s legitimate shareholder registered with an administration for industry and commerce and recorded on the Register of Shareholders when this Agreement takes effects. The proxy rights shall not include any third-party rights except for those specified under this Agreement, the Equity Pledge Agreement, the Exclusive Option Agreement and Transaction Documents (as defined in the Equity Pledge Agreement). According to this Agreement, Party A and/or the trustee may completely and fully exercise the proxy rights based on Party C’s current articles of associations and joint venture contract.

5.1.4

Party B’s signing, delivery or performance of this Agreement and completion of the transactions hereunder will not violate the PRC laws, or any agreements, contracts or other arrangements that Party B enters into with a third party.

5.2	Party A and Party C hereby represents and warrants as follows:

5.2.1

They are limited liability companies legitimately incorporated and validly existing under laws of their registered place. They have complete and independent legal status and capacity for signing, delivering and performing this Agreement as an independent subject of litigations.

5.2.2

They possess the full internal corporate power and authorities to sign and deliver this Agreement and all other documents related to transactions hereunder. They also possess the full power and authorities to complete such transactions.

5.3	Party C hereby further represents and warrants as follows:

5.3.1

Party B is Party C’s lawful shareholder when this Agreement takes effects. The proxy rights shall not include any third-party rights except for those specified under this Agreement, the Equity Pledge Agreement and the Exclusive Option Agreement. According to this Agreement, Party A and/or the trustee may completely and fully exercise the proxy rights based on Party C’s current articles of association and joint venture contract.

5.3.2

Party B’s signing, delivery or performance of this Agreement and conclusion of the transactions hereunder will not violate the PRC laws, or any agreements, contracts or other arrangements that Party B enters into with a third party and is bound as one party.

6.	Transfer

Party A shall be authorized to sublicense or transfer this Agreement and/or its rights related to this Agreement at its discretion without notifying Party B or Party C in advance, or Party B’s or Party C’s prior consent.

7.	Term of the Agreement

7.1

On the premise that Party B or Party B’s successor or current assignee of Party C’s Equity Interest is Party C’s shareholder, this Agreement shall be irrevocable and remain valid from the date of signing this Agreement unless otherwise instructed by Party A, or Party A terminates this Agreement according to Article 7.2 or Article 8 before it expires. Once Party A informs Party B in writing of terminating this Agreement in whole or in part or replacing the trustee, Party B shall immediately revoke its consignment and authorization for Party A and the trustee. Besides, Party B shall immediately sign a Power of Attorney in the format as shown in Appendix I of this Agreement to authorize and entrust other personnel or subjects nominated by Party A with the same terms of this Agreement according to Party A’s written instructions.

7.2	This Agreement shall be automatically terminated: (a) on the date on which Party A or the Designee is formally registered as Party C’s sole shareholder once the

PRC laws stipulate that Party A or the Designee may directly hold Party C’s Equity Interest and lawfully engage in Party C’s businesses; or (b) if Party A or the Designee purchases all assets of Party C in accordance with the provisions of the Exclusive Option Agreement, and legally engage in Party C’s business by using Party C’s assets.

8.	Liability for Breach of Contract

8.1

Subject to other terms of this Agreement (including but not limited to Article 12.1 and 12.2), All Parties of this Agreement agree and confirm that if any party (hereinafter referred to as the “Defaulting Party”) violates any clause hereunder, or fails to perform or delays its performance of any obligation hereunder, such party shall be deemed to have constituted a breach of this Agreement (hereinafter referred to as “breach”). In this case, any of other non- Breaching Parties (hereinafter referred to as the “Non-Defaulting Parties”) shall have rights to ask the Defaulting Party to take corrective or remedial actions within a reasonable deadline. If the Defaulting Party fails to take corrective or remedial actions within a reasonable term or within ten (10) days after the other Party notifies the Defaulting Party in writing and makes the request for correction:

8.1.1

The Non-Defaulting Parties shall have rights to unilaterally and immediately terminate this Agreement and ask the Defaulting Party to compensate for damages provided that Party B or Party C is the Defaulting Party;

8.1.2

If Party A is the Defaulting Party, the Non-Defaulting Parties shall indemnify Party A from the compensation for damages. Unless otherwise specified by laws, this Agreement shall not be terminated or rescinded in any other cases.

8.2	Notwithstanding other provisions of this Agreement, Article 8 shall survive the termination of this Agreement.

9.	Confidentiality

All Parties admit that all oral or written materials exchanged with respect to this Agreement are confidential. All Parties are required to keep such materials confidential. Without the prior written consent of all other Parties, no party is allowed to disclose any related materials to a third party unless in following cases: (a) Such materials have been known to the public (but not disclosed by the party receiving such materials); (b) The materials are required to be disclosed by applicable laws or rules of any securities exchange; or (c) Any party of this Agreement discloses the materials to its legal adviser or financial adviser regarding the transactions specified hereunder, while such legal adviser or financial adviser is also bound by the same confidentiality obligations as those under this article; or(d) Any party that is a limited partnership(or a direct or indirect affiliate or subsidiary of a limited partnership) discloses the above confidential information to the general partner, manager and existing or potential limited partners of the limited partnership. The disclosure of any confidential information by staff or organizations hired by any party of this agreement shall be deemed as such party’s disclosure of such confidential materials, and such party shall undertake legal responsibilities for violating this Agreement. This article shall survive the termination of this Agreement regardless of the reason why this Agreement is terminated.

10.	Governing Laws and Dispute Resolution

10.1	The signing, effectiveness, interpretation, performance, modification and termination of this Agreement as well as dispute resolution hereunder shall be governed by the PRC laws.

10.2

In case that any dispute occurs in interpreting and performing this Agreement, the Parties of this Agreement shall firstly try to resolve it through friendly negotiation. If the Parties fail to reach a consensus on such dispute resolution through negotiation within thirty (30) days as required by any party, any party may submit such dispute to the China International Economic and Trade Arbitration Commission, which will resolve the dispute through arbitration according to current effective arbitration rules. The arbitration shall be performed in Beijing in Chinese. The arbitration awards shall be final and binding on all Parties. After arbitration awards take effect, any party shall be authorized to apply to a competent court for enforcing arbitration awards. The arbitration tribunal may decide upon compensation with respect to Party C’s rights and interests in the Equity Interest, assets or property, or compensate Party A for the losses resulting from other Parties’ breach of this Agreement, adjudicate compulsory remedies or order Party C to go bankrupt regarding related businesses or compulsory asset transfer. If necessary, arbitration organizations shall have rights to firstly ask the Defaulting Party to immediately stop its defaults before giving the final awards on disputes of all Parties concerned, or prohibit the Defaulting Party from conducting acts which might aggravate Party A’s losses. Courts of Hong Kong, Cayman Islands or other competent courts (including courts of the place where Party C lives, or courts of the place where Party C’s or the Party A’s main assets are) shall have rights to grant or execute awards of an arbitration tribunal. They shall have rights to adjudicate or enforce temporary relief with respect to Party C’s rights and interests in the Equity Interest or property. They shall also have rights to offer temporary relief to the party making a request for arbitration by giving awards or judgments before the tribunal court forms. For instance, the Defaulting Party may be adjudicated or arbitrated to immediately suspend their breaches or forbidden to conduct any act which might further aggravate the Party A’s losses.

10.3

When any dispute occurs in interpreting or performing this Agreement, or any dispute is under arbitration, all Parties of this Agreement shall continue exercising their rights and performing their respective obligations hereunder except for disputed matters.

10.4

If any law, rule or regulation of the PRC are promulgated or revised after the date of signing this Agreement, or the interpretation or applicability of such laws, rules or regulations changes, the following provisions shall apply: in the case of the PRC laws permitting (a) If the revised laws or newly promulgated rules are more beneficial for any party than pertinent laws, rules or regulations which take effects after signing this Agreement without imposing material adverse impacts upon other Parties, the Parties of this Agreement shall promptly apply for gaining benefits from such modifications or new rules and try their best to have the application approved; or (b) The original clauses of this agreement shall further prevail if such revised laws or newly enacted rules directly or indirectly impose material adverse impacts upon any party’s economic benefits hereunder. The Parties shall try to be exempt from obeying these revised laws or new rules by all lawful means. If the adverse impacts on any party’s economic benefits can’t be alleviated according to this Agreement, all Parties shall promptly negotiate with each other and make all necessary revisions to this Agreement after the affected party notifies all other Parties, in order to perform all such requisite revisions and protect the affected party’s economic benefits.

11.	Notices

11.1

All notices and other communications which are issued as required or permitted by this Agreement shall be delivered by special personnel or sent to corresponding Parties’ address and fax number listed on Appendix II through registered mail, postage prepaid, commercial express delivery services or fax. After sending each notice, an email shall be sent for confirming the delivery. Such notices shall be deemed to have been delivered as follows:

11.1.1

The notices shall be deemed to have been delivered to the designated address on the date of sending or rejection if they are delivered by special personnel, express delivery services or registered mail, postage prepaid.

11.1.2

The notices shall be deemed to have been delivered if they are sent by fax, confirmed by automatically generated information on delivery. (It should be evidenced by an automatically generated delivery confirmation)

11.2	Any party may issue a notice to all other Parties according to this article to inform them of the address, fax and/or email address changed from time to time.

12.	Others

12.1

Notwithstanding any other provision of this Agreement or other Transaction Documents (as defined in the Equity Pledge Agreement) or any other document or law, Party B’s obligations and responsibilities under this Agreement are several and non-joint. This clause shall survive for the terminating this Agreement regardless of the reason why this Agreement is terminated.

12.2

Notwithstanding any other provision of this Agreement or other Transaction Documents (as defined in the Equity Pledge Agreement) or any other document or law, (1) Party A shall not exercise any of its powers under this Agreement regarding to any Investor Party B, unless Party A exercises this power to all Party B at the same time or all directors of Cayman Company agree otherwise; (2) Investor Party B’s all and any obligations or liabilities under this Agreement and other Transaction Documents (as defined in the Equity Pledge Agreement) are limited to the respective Equity Interest of Party C held by them. Except for the Equity Interest of Party C held by the Investor Party B, no party may make any claims on the other assets of the Investor Party B in respect of all or any obligations under this Agreement and other Transaction Documents (as defined in the Equity Pledge Agreement); and (3) if the Investor Party B violates any warranties, undertakings, agreements, representations or conditions of this Agreement, the Equity Pledge Agreement, the Exclusive Option Agreement, the Business Cooperation Agreement or other Transaction Documents(as defined in the Equity Pledge Agreement), Party A’s sole right is to exercise the Pledge to Party C’s Equity Interest held by the Investor Party B in accordance with Article 8 of the Equity Pledge Agreement，or exercise the right to purchase the Equity Interest of Party C held by the Investor Party B in accordance with the Exclusive Option Agreement. However, Investor Party B does not assume any other liability for Party A or any other person. This clause shall survive the termination of this Agreement whatever the reason for terminating this Agreement.

12.3

All revisions, modifications and supplementations of this Agreement shall be in writing. They shall take effects after they are signed or stamped by all Parties hereunder and governmental registration procedures (if applicable) are completed.

12.4

Party A may unilaterally notify Party B and Party C in writing anytime of unconditionally terminating this Agreement at discretion without assuming any responsibility. Party B and Party C shall have no rights to unilaterally terminate this Agreement.

12.5

If revision of this Agreement is proposed by the Stock Exchange of Hong Kong Limited or other regulatory institutions, or is required according to securities listing regulations of the Stock Exchange of Hong Kong Limited or related regulations, rules and guiding requirements, this Agreement shall be revised by the Parties reasonably.

12.6	All expenses and actual outlays related to this Agreement, including but not limited to lawyers’ fees, flat costs, stamp duties, any other taxes and fees, shall be borne by Party C.

12.7	This Agreement is made in twenty-four (24) copies. Each party shall hold one (1) copy. All copies shall have equal legal forces.

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IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Genetron (Tianjin) Co., Ltd. (seal)

/s/ Seal of Genetron (Tianjin) Co., Ltd.

By:	/s/ Wang Sizhen
Name:	Wang Sizhen
Title:	Legal Representative

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Genetron Health (Beijing) Co., Ltd. (seal)

/s/ Seal of Genetron Health (Beijing) Co., Ltd.

By:	/s/ Wang Sizhen
Name:	Wang Sizhen
Title:	Legal Representative

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Wang Sizhen

By:	/s/ Wang Sizhen

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Wei Shuyan

By:	/s/ Wei Shuyan

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Wang Xiaoge

By:	/s/ Wang Xiaoge

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Beijing Genetron Junmeng Investment Management Center (Limited Partnership) (seal)

/s/ Seal of Beijing Genetron Junmeng Investment Management Center (Limited Partnership)

The Authorized Representative	/s/ Wang Sizhen

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Zhuhai Genetron Junhe Investment Management Center (Limited Partnership) (seal)

/s/ Seal of Zhuhai Genetron Junhe Investment Management Center (Limited Partnership)

The Authorized Representative:	/s/ Wang Sizhen

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Beijing Genetron Junlian Investment Management Center (Limited Partnership)（seal）

/s/ Beijing Genetron Junlian Investment Management Center (Limited Partnership)

The Authorized Representative:	/s/ Gao Jing

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Shenzhen Jiadao Gongcheng Equity Investment Fund (Limited Partnership) (seal)

/s/ Seal of Shenzhen Jiadao Gongcheng Equity Investment Fund (Limited Partnership)

The Authorized Representative:	/s/ Kung Hung Ka

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Shenzhen Haixia Life Science Investment Partnership (Limited Partnership) (seal)

/s/ Seal of Shenzhen Haixia Life Science Investment Partnership (Limited Partnership)

The Authorized Representative:	/s/ Sun Junjie

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Yueyin (Tianjin) Asset Management Center (seal)

/s/ Seal of Yueyin (Tianjin) Asset Management Center

The Authorized Representative:	/s/ Zheng Yufen

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Gongqingcheng Sharing Houde Guoqian Innovative Investment Management Partnership (Limited Partnership) (seal)

/s/ Seal of Gongqingcheng Sharing Houde Guoqian Innovative Investment Management Partnership (Limited Partnership)

The Authorized Representative:	/s/ Huang Fanzhi

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Yi Kang (Ningbo) Medical Investment Management Co., Ltd. (seal)

/s/ Seal of Yi Kang (Ningbo) Medical Investment Management Co., Ltd.

The Authorized Representative:	/s/ Li Yuanyuan

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Suzhou Sharing High-Tech Medical Industry Venture Capital Investment Enterprise (Limited Partnership) (seal)

/s/ Seal of Suzhou Sharing High-Tech Medical Industry Venture Capital Investment Enterprise (Limited Partnership)

The Authorized Representative:	/s/ Bai Wentao

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Shanghai Yuanxing Yinshi Equity Investment Partnership (Limited Partnership) (seal)

/s/ Seal of Shanghai Yuanxing Yinshi Equity Investment Partnership (Limited Partnership)

The Authorized Representative:	/s/ Zhuo Fumin

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Zhuhai Jinchang Junyu Management Consulting Center (Limited Partnership) (seal)

/s/ Seal of Zhuhai Jinchang Junyu Management Consulting Center (Limited Partnership)

The Authorized Representative:	/s/ Wang Sizhen

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Shenzhen Shenshang Xingye Venture Capital Fund Partnership (Limited Partnership) (seal)

/s/ Seal of Shenzhen Shenshang Xingye Venture Capital Fund Partnership (Limited Partnership)

The Authorized Representative:	/s/ Lin Muxiong

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Shenzhen Chuanjiabao Venture Capital Fund Enterprise (Limited Partnership) (seal)

/s/ Seal of Shenzhen Chuanjiabao Venture Capital Fund Enterprise (Limited Partnership)

The Authorized Representative:	/s/ Wu Shan

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Yueyin Xinxin (Tianjin) Asset Management Center (Limited Partnership) (seal)

/s/ Seal of Yueyin Xinxin (Tianjin) Asset Management Center (Limited Partnership)

The Authorized Representative:	/s/ Zheng Yufen

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Zhuhai Hengqin Kunming Phase II Venture Capital Center (Limited Partnership) (seal)

/s/ Seal of Zhuhai Hengqin Kunming Phase II Venture Capital Center (Limited Partnership)

The Authorized Representative:	/s/ Lai Xiaoli

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Shenzhen Sharing Precision Medical Investment Partnership (Limited Partnership) (seal)

/s/ Seal of Shenzhen Sharing Precision Medical Investment Partnership (Limited Partnership)

The Authorized Representative:	/s/ Bai Wentao

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Zhongsen Lvjian International Technology Co., Ltd. (seal)

/s/ Seal of Zhongsen Lvjian International Technology Co., Ltd.

The Authorized Representative:	/s/ Zhu Qingyuan

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Ningbo Meishan Bonded Port Area Xianggong Investment Partnership (Limited Partnership) (seal)

/s/ Seal of Ningbo Meishan Bonded Port Area Xianggong Investment Partnership (Limited Partnership)

The Authorized Representative:	/s/ Cai Cong

(This page is intentionally left blank and is the signing page of this Shareholder Voting Rights Entrustment Agreement)

IN WITNESS WHEREOF, the Parties have executed this Shareholder Voting Rights Entrustment Agreement as of the date and at the address first above written.

Guangxi Yueyin Dade Investment Management Partnership (Limited Partnership) (seal)

/s/ Seal of Guangxi Yueyin Dade Investment Management Partnership (Limited Partnership)

The Authorized Representative:	/s/ Zheng Yufen